JULIUS BAER INVESTMENT FUNDS
Julius Baer International Equity Fund
and Julius Baer Global Income Fund                                 Annual Report
                                                                October 31, 2001
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

    The fiscal year period covered in this report ended less than two months after the terrorist attacks against America that resulted in the devastating loss of life in New York City, Washington, D.C. and Pennsylvania. Our thoughts and prayers are with the families, friends and colleagues affected by this national tragedy. We pay tribute to the brave emergency personnel and civilian heroes who did extraordinary things at a time of horror, danger and confusion. To quote the inspired words of New York City Mayor Rudolph Giuliani "we have met the worst of humanity with the best of humanity." As we strive to move forward and adapt to an ever-changing world, the images of destruction and despair as well as valor and heroism will remain etched in our memories for a long period of time.

    In the aftermath of the September events, the U.S. Federal Reserve and U.S. Federal government provided aggressive monetary and fiscal stimuli to the U.S. economy. In addition, many central banks around the world eased in unison. As a result, investors' sentiment about global equity markets improved significantly. After the sharp stock rally from the panic selling levels of September, the question is where do we go from here? The key issues facing global equity markets are the direction of interest rates, the timing and depth of the economic trough, the strength of the economic rebound, and valuation. Bonds still look like good value versus stocks longer term. Two things that may work against bonds in the near term are the rally we see developing in stocks and any rise in inflation/reflation fears given the very stimulative monetary and fiscal policy settings. We need also to watch the U.S. dollar as foreign buyers have been a big factor in the U.S. bond market in recent years.

    I would like to take this opportunity to inform shareholders that Karen Arrese has tendered her resignation effective August 10, 2001 as co-portfolio manager of the Julius Baer Global Income Fund. Management wishes to thank Ms. Arrese for her contribution to the Income Fund and wishes her the best in her future endeavors. Management has appointed Donald Quigley to fill the position. Mr. Quigley joined Julius Baer Investment Management Inc., in February 2001. Prior to joining Julius Baer, Mr. Quigley held a position as a fixed income portfolio manager at Chase Asset Management, specializing in U.S. corporate bonds and served as U.S fixed income trader at Met Life Insurance Company.

    On the following pages you will find the October 31, 2001 annual financial report for the Julius Baer International Equity Fund and the Julius Baer Global Income Fund. Detailed analyses of each Fund's performance and investment outlook are included in the MANAGERS' COMMENTARY.

    As always, we appreciate your continued confidence in the Julius Baer Investment Funds, especially during these difficult times. We will continue to provide you with our best professional management capabilities in a year where there are sure to be extensive challenges.

                                          Sincerely,

                                          /s/ Michael Quain

                                          Michael Quain
                                          PRESIDENT
                                          December 10, 2001

Management's Commentary

JULIUS BAER INTERNATIONAL EQUITY FUND

    For the periods ending October 31, 2001, the Julius Baer International Equity Fund ('Equity Fund') returned (20.49%) over the past 12 months, 12.80% annualized over the past 3 years, 14.42% annualized over the past 5 years, and 8.06% annualized since its inception versus MSCI EAFE's returns of (24.93%), (3.56%), 0.57%, and 2.87% over comparable periods. MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. Returns for the Lipper International Equity Fund Index, a reasonable proxy for our competitors, were (24.09%), (1.14%), and 2.77%, annualized over 1, 3, and 5 years, respectively, over comparable periods.

                                                                  TOTAL RETURN
                                --------------------------------------------------------------------------------
                                                          3-YEAR               5-YEAR
                                     1-YEAR            (ANNUALIZED)         (ANNUALIZED)       SINCE INCEPTION
                                10/31/00-10/31/01   10/31/98-10/31/01    10/31/96-10/31/01     10/4/93-10/31/01
                                -----------------   ------------------   ------------------   ------------------
Julius Baer International
  Equity Fund, Class A........             (20.49%)              12.80%               14.42%                8.06%
MSCI EAFE with net dividend
  reinvested..................             (24.93%)              (3.56%)               0.57%                2.87%
LIPPER International Equity
  Fund Index..................             (24.09%)              (1.14%)               2.77%                 N/A
Julius Baer International
  Equity Fund vs. EAFE........               4.44%               16.36%               13.85%                5.19%
Julius Baer International
  Equity Fund vs. LIPPER......               3.60%               13.94%               11.65%                 N/A
Julius Baer International
  Equity Fund, Lipper
  Ranking.....................         142 of 731             8 of 542             1 of 347                  N/A

    Despite negative returns over the last fiscal year, we continue to believe that the best way to measure the Equity Fund's added value to shareholders is to compare its performance against both its benchmark and its competition. The Equity Fund outperformed against both indices in the 1 year, 3 year and 5 year periods ending October 31, 2001. During these periods, Lipper has consistently ranked the Equity Fund in the 1st quartile among international equity funds and recently ranked it #1 for its 5 Year performance. This year, we believed that the economy would be weaker than the consensus opinion, and therefore maintained a higher cash position. After the tragic events of September 11th, we were able to deploy some of that cash in more attractively valued stocks. In addition, the Equity Fund owned two Canadian gas companies that were acquired at significant premiums. Finally, the Equity Fund's exposure to Central European banks contributed positively to performance.

INVESTMENT OVERVIEW

    First, we believe that there will be limited assistance from the U.S. Federal Reserve ("The Fed"). It is our belief that government actions are only efficient and constructive when aimed at preventing market prices from affecting fundamentals, but are futile and destructive when aimed at preventing market prices from reflecting fundamentals-like we have seen in Japan over the past twelve years. Since the Fed's monetary policy contributed to the bubble in the first place, further intervention will only retard the adjustment process, creating more bad investments down the road. With the Fed Funds Rate already at 2.0% at October 31, 2001, we believe further cuts will become counter-productive. The European Central Bank may cut by another 50-100 basis points next year, however, unlike the Fed it is mainly concerned with price stability and inflation has been stubbornly high in Europe due to labor rigidities.The Bank of Japan is already at zero.

    On the economic front, we have been more skeptical than the consensus. We doubt the ability of the Fed's latest measures to reverse the current economic downturn. Bubbles do not get solved overnight! So far, we have been correct. The market has kept

----------------

* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment or dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

pushing forward the inflection point and economic forecasts have been continuously revised downward. We believe that by next year the trough may be finally reached, but we anticipate the unemployment rate in the U.S. breaking through 6%. Under that scenario, a global economic recovery will be muted at best.

    Valuations remain excessive. First, earnings forecasts for U.S. and European equities for next year appear too optimistic. They are expected to match or even exceed year 2000's earnings. Beating peak bubble earnings--just like that! Second, a problem confined to the U.S. equity markets is defining true earnings. Equity analysts and companies' management have decided to focus on operating instead of reported earnings. The problem is that operating earnings are more subjective and have been progressively abused, as the chart below shows.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

% DIFFERENCE BETWEEN OPERATING AND REPORTED EARNINGS

1974  0.76%
1975   0.63%
1976   0.30%
1977   0.33%
1978   0.51%
1979   0.41%
1980   0.38%
1981   0.22%
1982   0.19%
1983   0.38%
1984   0.66%
1985   3.07%
1986   5.20%
1987   5.60%
1988   5.99%
1989   6.63%
1990   5.50%
1991   7.62%
1992  10.05%
1993  13.01%
1994  12.74%
1995  13.28%
1996  10.12%
1997   9.61%
1998   9.28%
1999   9.63%
2000  10.24%
2001  27.59%

% difference 5-year average
Source: Sanford Bernstein

OUR CENTRAL EUROPEAN THEME

    When investing in something new and promising, our aim has been to avoid being pioneers, but rather enter as early-settlers. For those of you who are not aware of the distinction: Pioneers are the ones who got arrows in their back. In investing, being early can be as bad as being late to the game. Central European banks are an excellent example. In the 1990's bank managers, who were former state officials, gave loans under political pressure to financially weak industrial enterprises. Most of these loans defaulted thrusting the region into a banking crisis. Those who invested then were the pioneers.

    As the government intervened and cleaned up bad loans, they sold a significant stake to Western European financial institutions with strong business know-how and solid balance sheets. The banks in the region now have several attractive characteristics: The local economies are under-banked and have very solid strategic investors. They may reap huge benefits from the region's ascension to the European Union ("EU") and ultimately European Monetary Union ("EMU") membership. For now, most banks have been more focused on building assets than on extending credit. Asset-building activities, such as taking deposits and selling mutual funds, will help the banks build strong retail franchises an in turn provide a base for lending in the future. A study by Bank Austria forecasts considerable growth in these under-banked markets. The study forecasts rapid growth of 13% a year in banking assets in the region, given the limited role banks now play in the economy. The proportion of banking assets to Gross Domestic Product ("GDP") is just 70%, compared with 260% for the Eurozone. According to The Financial Times dated July 2, 2001, Sandy Weill of Citigroup, which last year bought Poland's biggest corporate bank, stated: "Emerging markets spend 1 percent of GDP on insurance premium compared with 9 percent in the U.S. We prefer to go places where it is 1 percent." We agree with that philosophy.

    In our opinion, the biggest risk to the success of our investment in the region is of a political nature. Some of the current members of the EU, especially France and Spain, will lose benefits when new entrants join. These countries may try to delay the ascension for their own special interests. For now, however, we expect that Czech Republic, Hungary and Poland will join the EU by the end of 2004.

    We believe that our current exposure to that region provides our investors with an adequate exposure to a region that is the most attractive from a risk-reward perspective.

OUR VIEW ON JAPAN

    The Japanese economy has started to shrink again and has re-entered another deflationary cycle. As a result, Moody's Investor Services announced that it is considering downgrading the Aa2 rating of Japanese yen-denominated domestic debt securities issued or guaranteed by the Japanese government. During the 1990's Japan attempted several fiscal stimulus packages worth approximately 25% of the GDP in an effort to revive the economy. Some blame the current malaise on the brinkmanship between the Bank of Japan ("BOJ") and the Ministry of Finance. The government wants more easing from the BOJ, but the BOJ wants more structural reforms from the government first.

    The BOJ is now blaming deflation on cheap imports from China and other countries. It argues that monetary easing alone won't solve the country's economic trouble. On the other hand, the government efforts for restructuring have been minimal and often too slow. For example, the Japanese Labor Minister said that he would propose legislation to make it easier to for companies to dismiss employees, but the bill will be not be submitted until 2003.

    Meanwhile Japanese banks manage to find new bubbles to invest in. Recently, Standard & Poor's warned that rising Japanese interest rates would seriously undermine the financial strength of the country's banks due to their huge portfolios of government debt--estimated to be around one sixth of GDP. With Japanese government bond's yielding below 1%, the most likely direction for yield is upward.

    We intend to remain underweight in Japan for the moment as we identify better opportunities elsewhere in the world.

OUR VIEW ON WESTERN EUROPE

    Second only to Central Europe, Western Europe is one of our most preferred regions globally. We believe its valuations are currently less expensive than those in the U.S. For example, the dividend yield on the Europe Stoxx index is 2.4% vs. 1.6% for the S&P 500-a 50% premium. On a trailing 12-month price earnings ("P/E"), the S&P is trading at a P/E of 46x versus 23x for the Europe Stoxx index. Even if we were to believe the fabricated operating earnings of the U.S. consensus, Europe still looks less expensive. The Europe Stoxx's consensus forecast P/E is 16.5x versus the S&P 500's 19.3x.

    Beside valuation what works in Europe's favor is the continuous progress on corporate restructuring. Economic activities are still restricted by structural rigidities which once removed could put Europe on a stronger economic growth path than that of the U.S. and for a sustainable period of time.

    Recently, we have used the bulk of our cash position to purchase European companies who are global leaders in their sectors, own valuable franchises, but have been decimated purely on the fear of economic slowdown. We purchased stocks in airlines, hotels, luxury goods, publishing, telecom, and technology.

CONCLUSION

    We are continuing to look for companies and ideas that will create positive value to our investors. We believe some sector leaders have been unduly punished on macro economic concerns. Central European banks should provide significant upside potential if the ascent towards EU and EMU membership goes as planned. The wireless industry should do well next year, despite skepticism about 3G services. Small banks in Norway provide very high yield and are selling at a discount to book value. Canadian gas companies could also provide good value and several are potential takeover candidates. Finally, we believe that some of the battered technology names may reach all time highs in the next 3- to 5-year period.

                                          Rudolph-Riad Younes
                                          INTERNATIONAL EQUITY FUND PORTFOLIO
                                          MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions. For more complete information on the Equity Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
       431 N. Pennsylvania Street
       Indianapolis, IN 46204
       Member NASD, SIPC

Julius Baer Global Income Fund

    For the periods ending October 31, 2001, the Julius Baer Global Income Fund ("Income Fund") returned 13.73% over the past 12 months, 3.91% annualized over the past 3 years, 4.85% annualized over the past 5 years, and 5.91% since its inception as compared to its customized benchmark (80% Merrill Lynch 1-10Yr US Corporate and Government Bond Index and 20% JP Morgan Global Government Non-US in US$ Bond Index) which returned 12.80%, 5.27%, 6.48%, and 7.21% over the same periods. The customized benchmark is a blend of U.S. government/corporate bonds and foreign government bonds.

                                                                 TOTAL RETURN
                                ------------------------------------------------------------------------------
                                                        3-YEAR               5-YEAR
                                     1-YEAR          (ANNUALIZED)         (ANNUALIZED)       SINCE INCEPTION
                                10/31/00-10/31/01  10/31/98-10/31/01   10/31/96-10/31/01     10/4/93-10/31/01
                                -----------------  -----------------   ------------------   ------------------
Julius Baer Global Income
  Fund, Class A...............              13.73%              3.91%                4.85%                5.91%
Customized Benchmark..........              12.80%              5.27%                6.48%                7.21%
Global Income Fund vs.
  Customized Benchmark........               0.93%             (1.36%)              (1.63%)              (1.30%)

    The U.S. Federal Reserve ("The Fed") has aggressively cut interest rates, moving the Fed Fund Rate from 6.50% at the beginning of the fiscal year to 2% at its end. The first Fed Funds Rate cut came on January 3rd in an intra-meeting move, unusual for the Alan Greenspan led central bank. The reaction of the fixed income market was immediate with the short end of the curve rallying dramatically. The 3 month U.S. Treasury Bill rallied over 200 basis points over the next four months. The Fed was also especially aggressive after the September 11th terrorist attacks, cutting rates 150 basis points between September 17th (the day the US stock market reopened) and November 6th. Over the last six months, bond markets have continued to advance, still led by the short end of the curve. The 2-year U.S. Treasury is 185 basis points lower, the 5-year is down 141 basis points, and the 10-year and 30-year are 110 basis points and 91 basis points lower, respectively.

    Interest rates in Europe were on a diverging path from U.S. interest rates for the first four months of the calendar year. As the Fed was cutting aggressively due to slowing U.S. growth, Europe had moderate growth and some inflationary pressures in the beginning of 2001. The European Central Bank ("ECB") was unwilling to cut interest rates during this time period and began losing some credibility within the marketplace. During the first four months of the calendar year, interest rates on European bonds actually increased. As represented by the German government 2 year bunds, rising by 18 basis points, 5 year bunds up 26 basis points, 10 year bunds up 18 basis points and 30 year bunds higher by 22 basis points. This marked a parallel shift higher in rates along the yield curve. In the last six months, European bonds have rallied along with U.S. bonds. 2 year German government bunds are 149 basis points lower, 5-year bunds are down 101 basis points, 10-year and 30 year are 63 and 55 basis points lower, respectively. This steepening of the yield curve, like in the U.S., was driven by the easing of the ECB. The ECB continues to be viewed as less aggressive than the Fed even though the Eurozone economies have now begun to show an appreciable slowdown in growth. With the inflation rate dropping rapidly throughout Europe, the ECB is expected to have a more room to ease in the future.

    Over the last six months, Japanese government bonds remained largely unchanged. Only the 30-year bond has rallied, driving yields downward by 24 basis points. The 2, 5 and 10-year bonds moved lower by less than 5 basis points. The Japanese economy continues to falter. There are a tremendous number of bad loans plaguing the banking system and the rate of bankruptcies and layoffs are expected to rise. Particularly alarming are the dismal economic forecasts for small business. Small business constitutes approximately 75% of the Japanese workforce. The country's leaders also continue to display a lack of will in

----------------

* Past performance is no indication of future results. More recent returns may be more or less than those shown. Performance figures given assume reinvestment or dividends at NAV and do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. Performance data reflects an expense waiver in effect. Without it total returns for the Fund would have been lower. Indexes do not incur expenses and are not available for investment.

pushing through needed reforms. The Ministry of Finance and Japan's Central Bank are working independently of each other rather than working in tandem to offer viable solutions, thus neutralizing each others efforts.

    The Income Fund's near-term outperformance has been largely the result of an increase in the Income Fund's duration versus that of its benchmark. The Income Fund's effective duration was moved to .75 longer than its benchmark. Beginning in June, most of the exposure was in the U.S., but we shifted some of that to Europe at the end of August. We believed that the ECB would act more aggressively than the Fed over the near-term, driving bond prices in those locales higher. Finally, the Income Fund's performance was aided by a position in Polish government bonds, which have risen nearly 10% since late August.

    The Income Fund continues to have a duration that is .75 longer than its benchmark, but it has increased its exposure to corporate bonds at the expense of U.S. Treasuries. Corporate bonds offer compelling value when one compares the current spread over treasuries with the yield the bonds are offered. It should be noted that corporate bonds are riskier investments, especially in a turbulent economy. Great care is taken when choosing an individual company bond.

    Finally, the Income Fund has currency positions greater than the customized index in the Euro, Sweden Krona, Norwegian Krone, the British Pound, Polish Zloty, and Australian and Canadian Dollars. We believe that near-term fundamentals are better in these economies than that of the U.S. or Japan.

                                          Donald Quigley
                                          GLOBAL INCOME FUND PORTFOLIO MANAGER

The views expressed reflect those of the portfolio manager only through the end of the period covered by the report as stated on the cover. This commentary contains certain forward looking statements regarding the intent, belief or current expectations of the portfolio manager. Shareholders are cautioned that such forward looking statements are not guarantees of future performance and involve certain risks and uncertainties and that actual results may differ materially from those in the forward looking statements, as a result of various factors. The views are subject to change based on market and other conditions.

For more complete information on the Income Fund, including information on sales charges and expenses, please call 800-435-4659 for a prospectus. Please read the prospectus carefully before investing.

Distributor: Unified Financial Securities, Inc.
       431 N. Pennsylvania Street
       Indianapolis, IN 46204
       Member NASD, SIPC

Julius Baer Investment Funds
Julius Baer Global Income Fund
--------------------------------------------------------------------------------
     IT IS THE INCOME FUND'S POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A
--------------------------------------------------
Year Ended 10/31/01...............................   13.73%
Five Years Ended 10/31/01.........................    4.85%
Inception (7/1/92) through 10/31/01...............    5.91%

AVERAGE ANNUAL TOTAL RETURN* -- CLASS I
--------------------------------------------------
Year Ended 10/31/01...............................   14.20%
Inception (11/17/99) through 10/31/01.............    6.94%

----------------

  * All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Income Fund commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/01; without such waivers and reimbursements, total returns would have been lower.

 GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF JULIUS BAER GLOBAL INCOME FUND VS. A BLENDED MERRILL LYNCH AND JP MORGAN INDEX JULY 1, 1992-OCTOBER 31, 2001+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     MERRILL LYNCH
           Income Fund - Class A  & JP Morgan Combined
July 1992                 10,000                10,000
Oct 1992                  10,486                10,276
Apr 1993                  10,781                10,852
Oct 1993                  11,341                11,289
Apr 1994                  11,018                11,106
Oct 1994                  10,939                11,310
Apr 1995                  11,690                12,124
Oct 1995                  12,460                12,826
Apr 1996                  12,755                12,949
Oct 1996                  13,488                13,588
Apr 1997                  13,385                13,595
Oct 1997                  13,925                14,420
Apr 1998                  14,276                14,770
Oct 1998                  15,238                15,873
Apr 1999                  15,150                15,813
Oct 1999                  14,907                15,877
Apr 2000                  14,845                15,780
Oct 2000                  15,031                16,304
Apr 2001                  15,806                17,202
Oct 2001                  17,095                18,420

--------------
 + Hypothetical illustration of $10,000 invested on July 1, 1992 assuming reinvestment of dividends and capital gains distributions, and application of fee waivers through October 31, 2001.
  This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions.
  The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/ Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. Indexes do not incur expenses and are not available for investment.

  NOTE: All figures cited here and on the following pages represent past performance of the Income Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

Julius Baer Investment Funds
Julius Baer International Equity Fund
--------------------------------------------------------------------------------

     IT IS THE EQUITY FUND'S POLICY TO DECLARE AND PAY ANNUAL DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN* -- CLASS A
--------------------------------------------------
Year Ended 10/31/01...............................  -20.49%
Five Years Ended 10/31/01.........................   14.42%
Inception (10/4/93) through 10/31/01..............    8.06%

AVERAGE ANNUAL TOTAL RETURN* -- CLASS I
--------------------------------------------------
Year Ended 10/31/01...............................  -20.10%
Inception (11/17/99) through 10/31/01.............   -4.86%

----------------

  * All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Equity Fund commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF JULIUS BAER INTERNATIONAL EQUITY
      FUND VS. MORGAN STANLEY EAFE INDEX OCTOBER 4, 1993-OCTOBER 31, 2001+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          EQUITY FUND - CLASS A  MORGAN STANLEY EAFE INDEX
Oct 1993                 10,000                     10,000
Apr 1994                  9,608                     10,798
Oct 1994                  9,440                     11,261
Apr 1995                  7,970                     11,401
Oct 1995                  8,462                     11,219
Apr 1996                  9,281                     12,701
Oct 1996                  9,540                     12,394
Apr 1997                 10,592                     12,588
Oct 1997                 11,227                     12,968
Apr 1998                 14,672                     14,970
Oct 1998                 13,035                     14,219
Apr 1999                 16,118                     16,275
Oct 1999                 18,880                     17,252
Apr 2000                 26,698                     18,396
Oct 2000                 23,531                     16,739
Apr 2001                 21,627                     15,381
Oct 2001                 18,710                     12,566

--------------
 + Hypothetical illustration of $10,000 invested on October 4, 1993 assuming reinvestment of dividends and capital gains distributions through October 31, 2001.
  This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.

  NOTE: All figures cited here and on the following pages represent past performance of the Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--42.3%
                      Federal Home Loan Mortgage Corporation - Gold
USD          211,320    7.500% due 08/01/2015...........................  $   222,876
                                                                          -----------
                      Fannie Mae
USD        2,785,000    7.250% due 01/15/2010...........................    3,248,878
USD          525,552    6.500% due 11/01/2013...........................      546,903
USD          212,839    7.500% due 09/01/2015...........................      224,545
USD          663,538    6.500% due 10/01/2031...........................      682,823
                                                                          -----------
                                                                            4,703,149
                                                                          -----------
                      U.S. Treasury Inflation Indexed Bond
USD          866,978    3.625% due 04/15/2028...........................      932,543
                                                                          -----------
                      U.S. Treasury Inflation Indexed Note
USD          670,207    3.625% due 01/15/2008...........................      701,309
                                                                          -----------
                      U.S. Treasury Notes
USD        1,135,000    5.750% due 08/15/2010...........................    1,262,510
USD        2,450,000    5.000% due 08/15/2011...........................    2,596,236
                                                                          -----------
                                                                            3,858,746
                                                                          -----------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST
                        $9,731,248).....................................   10,418,623
                                                                          -----------
FOREIGN GOVERNMENT BONDS--32.7%
                      GERMANY--5.4%
                      Deutschland Republic
EUR          700,000    5.250% due 07/04/2010...........................      670,283
EUR          630,000    6.250% due 01/04/2030...........................      666,188
                                                                          -----------
                                                                            1,336,471
                                                                          -----------
                      SWEDEN--6.0%
                      Government of Sweden
SEK       16,240,000    3.500% due 04/20/2006...........................    1,469,310
                                                                          -----------
                      CANADA--5.8%
                      Government of Canada
CAD          925,000    7.000% due 12/01/2006...........................      655,433
                                                                          -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
                      Government of Quebec
USD          725,000    6.125% due 01/22/2011...........................  $   774,965
                                                                          -----------
                                                                            1,430,398
                                                                          -----------
                      FRANCE--4.2%
                      Government of France
EUR          695,000    4.500% due 07/12/2006...........................      644,042
EUR          450,000    4.000% due 10/25/2009...........................      395,055
                                                                          -----------
                                                                            1,039,097
                                                                          -----------
                      UNITED KINGDOM--3.4%
                      United Kingdom Gilts
GBP          505,000    7.500% due 12/07/2006...........................      831,694
                                                                          -----------
                      POLAND--3.1%
                      Government of Poland
PLN        3,300,000    8.500% due 06/12/2005...........................      753,248
                                                                          -----------
                      NORWAY--2.9%
                      Government of Norway
NOK        6,150,000    6.750% due 01/15/2007...........................      720,430
                                                                          -----------
                      ITALY--1.9%
                      Republic of Italy
JPY       52,000,000    3.750% due 06/08/2005...........................      476,546
                                                                          -----------
                      TOTAL FOREIGN GOVERNMENT BONDS (COST
                        $7,901,525).....................................    8,057,194
                                                                          -----------
CORPORATE BONDS--22.4%
                      UNITED STATES--19.8%
                      ABN-Amro Bank NV (Chicago)
USD          640,000    7.250% due 05/31/2005...........................      676,645
                                                                          -----------
                      Duke Capital
USD          700,000    7.500% due 10/01/2009...........................      784,980
                                                                          -----------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                                            MARKET
             FACE                                                            VALUE
CURRENCY    VALUE                                                          (NOTE 1)
--------  ----------                                                      -----------
                      Household Netherlands BV (Yankee)
USD        1,225,000    6.200% due 12/01/2003...........................  $ 1,289,119
                                                                          -----------
                      Lowes Companies
USD          700,000    8.250% due 06/01/2010...........................      820,019
                                                                          -----------
                      Natural Rural Utilities
USD          625,000    5.250% due 07/15/2004...........................      648,467
                                                                          -----------
                      The Home Depot Inc
USD          625,000    5.375% due 04/01/2006...........................      651,326
                                                                          -----------
                                                                            4,870,556
                                                                          -----------
                      GERMANY--2.6%
                      DSL Bank AG - Series MTN
AUD        1,250,000    5.750% due 09/15/2004...........................      647,806
                                                                          -----------
                      TOTAL CORPORATE BONDS (COST $5,176,048)...........    5,518,362
                                                                          -----------
REPURCHASE AGREEMENTS--1.8%
                      UNITED STATES--1.8%
USD          455,949  Investors Bank & Trust Company Repurchase
                      Agreement, dated 10/31/2001, due 11/01/2001, with
                      a maturity value of $455,970 and an effective
                      yield of 1.650%, collateralized by a Fannie Mae
                      Obligation, with a rate of 6.799%, a maturity of
                      4/01/2022, and a market value of $477,750. (Cost
                      $455,949).........................................      455,949
                                                                          -----------
                      TOTAL INVESTMENTS--99.2% (COST $23,264,770).......   24,450,128
                      OTHER ASSETS AND LIABILITIES (NET)--0.8%..........      206,472
                                                                          -----------
                      TOTAL NET ASSETS--100.0%..........................  $24,656,600
                                                                          ===========

NOTE TO THE PORTFOLIO OF INVESTMENTS:
Aggregate cost for federal income tax purposes was $23,362,171.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2001
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                 CONTRACTS TO RECEIVE
             -----------------------------
EXPIRATION         LOCAL         VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE           CURRENCY          USD       FOR USD     DEPRECIATION
----------        --------       --------   -----------  --------------
 03/25/02    EUR        465,000   416,396      422,453      $(6,057)
 11/05/01    GBP        588,044   854,166      854,427         (261)
                                                            -------
         Net unrealized depreciation on forward foreign
exchange contracts to buy .............................     $(6,318)
                                                            =======

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                 CONTRACTS TO DELIVER
             -----------------------------
EXPIRATION         LOCAL         VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE           CURRENCY          USD       FOR USD     APPRECIATION
----------        --------       --------   -----------  --------------
 03/25/02    EUR        465,000   416,396      420,593       $4,197
 11/05/01    EUR        509,787   458,695      458,961          266
                                                             ------
         Net unrealized appreciation on forward foreign
exchange contracts to sell ............................      $4,463
                                                             ======

                             GLOSSARY OF CURRENCIES

     AUD   --  Australian Dollar                  NOK   --  Norwegian Krone
     CAD   --  Canadian Dollar                    PLN   --  Polish Zloty
     EUR   --  Euro                               SEK   --  Swedish Krona
     GBP   --  British Pound Sterling             USD   --  United States Dollar
     JPY   --  Japanese Yen

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
COMMON STOCKS--92.2%
UNITED KINGDOM--13.7%
Allied Domecq Plc.......................     683,495  $  3,475,794
ARM Holdings Plc*.......................      40,455       204,551
ARM Holdings Plc ADR*...................     165,830     2,553,782
AWG Plc*................................     380,871     3,181,972
BG Group Plc............................   1,066,090     4,031,209
BP Amoco Plc............................     512,678     4,134,170
CGNU Plc................................     135,130     1,619,781
Diageo Plc..............................     421,413     4,203,385
GlaxoSmithkline Plc.....................     268,410     7,214,747
Hilton Group Plc........................   1,384,036     3,559,355
HSBC Holdings Plc.......................      44,244       484,382
Land Securities Plc.....................      89,843     1,084,766
Lattice Group Plc.......................   1,247,322     2,804,529
Netcall Plc*............................      72,753        17,970
Pearson Plc.............................     465,152     5,562,185
Royal Bank of Scotland Group Plc........      23,828       569,514
Royal Bank of Scotland Group Plc--Value
  Shares*...............................      23,828        31,765
Scottish & Newcastle Plc................     453,440     3,379,776
Scottish & Southern Energy Plc..........     267,125     2,561,587
Shell Transport & Trading Company.......      82,377       616,402
Standard Chartered Plc..................     361,968     3,613,080
Unilever Plc............................     519,974     3,773,704
Vodafone AirTouch Plc...................   4,567,800    10,552,488
                                                      ------------
                                                        69,230,894
                                                      ------------
FRANCE--13.5%
Accor SA................................     311,024     9,760,323
Aventis SA..............................      52,716     3,878,364
Axa-UAP.................................     250,284     5,473,407
Bouygues SA.............................      85,173     2,606,149
Compagnie De Saint Gobain...............      32,285     4,488,980
Credit Lyonnais.........................      19,000       664,640
France Telecom SA.......................     146,636     5,472,591

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
Lafarge Coppee French...................      29,715  $  2,639,437
LVMH SA.................................     137,209     4,836,760
Orange SA*..............................     171,777     1,391,316
Remy Cointreau SA.......................      55,687     1,177,715
Scor....................................      53,398     1,786,705
Suez Lyonnaise des Eaux SA..............     110,930     3,487,113
Total SA Class B........................      66,053     9,273,326
Vinci S.A...............................      92,523     5,578,827
Vivendi Universal SA....................     121,518     5,675,790
                                                      ------------
                                                        68,191,443
                                                      ------------
GERMANY--12.4%
Allianz AG--Registered..................      65,549    15,443,797
AMB Aachener & Muenchener
  Beteiligungs-AG.......................      13,965     1,501,852
Bayer AG................................     124,745     3,659,815
Bayerische Motoren Werke AG.............      83,138     2,472,054
Beiersdorf AG...........................      14,145     1,590,588
Bilfinger and Berger Bau AG.............      73,480     1,395,308
Buderus AG..............................      83,361     2,100,580
Deutsche Bank AG........................      37,400     2,069,975
Deutsche Lufthansa AG...................     225,286     2,372,130
Deutsche Telekom AG.....................     321,470     4,973,186
E.On AG.................................      60,418     3,126,458
Hoechst AG..............................      31,500     1,465,614
Hugo Boss AG............................      66,460     1,136,403
Karstadt AG.............................      87,463     2,810,030
Muenchener
  Rueckversicherungs-Gesellschaft
  AG--Registered........................      49,991    13,224,634
Schering AG.............................      42,780     2,197,957
Wella AG................................      33,055     1,432,359
                                                      ------------
                                                        62,972,740
                                                      ------------
JAPAN--10.9%
Acom Company Ltd........................      60,060     5,009,084
Fuji Television Network Inc.............       1,083     4,719,455

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
Hitachi Ltd.............................     241,000  $  1,642,198
Honda Motor Company Ltd.................      32,110     1,150,342
Ito-Yokado Company Ltd..................      65,000     2,864,371
Japan Telecom Company Ltd...............       2,133     6,666,713
Kao Corporation.........................     147,450     3,489,514
Mitsubishi Tokyo Financial Group Inc*...           0         2,451
Nikko Securities Company Ltd............     789,049     4,256,254
Nippon Telegraph & Telephone
  Corporation...........................         602     2,475,992
Nissan Motor Company Ltd................     535,840     2,361,299
Nomura Securities Company Ltd...........     301,497     3,961,239
Oriental Land Company Ltd...............      38,900     2,872,899
Promise Company Ltd.....................      35,555     2,297,989
Sanyo Electric Company Ltd..............     459,000     2,187,498
Shiseido Company. Ltd...................     247,000     2,440,974
Sumitomo Mitsui Banking Corporation.....     491,796     3,038,107
Tokyo Broadcasting System Inc...........     151,000     2,526,114
Yasuda Fire & Marine Insurance Company
  Ltd...................................     204,000     1,463,326
                                                      ------------
                                                        55,425,819
                                                      ------------
ITALY--6.0%
Assicurazioni Generali..................     304,715     8,336,539
Credito Italiano........................   1,523,135     5,615,944
Edison SPA..............................     202,659     1,680,659
Eni SPA.................................   1,150,143    14,487,891
                                                      ------------
                                                        30,121,033
                                                      ------------
SWITZERLAND--5.5%
Credit Suisse Group*....................     221,041     8,073,260
Nestle SA--Registered...................      24,732     5,129,331
Novartis AG.............................     160,069     5,988,327
Roche Holdings AG.......................       4,600       348,965
Roche Holdings AG--Genusschein..........      42,824     2,967,066
SEZ Holdings AG.........................      22,380       821,511

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
The Swatch Group AG Class B*............      29,740  $  2,301,618
Union Bank of
  Switzerland--Registered*..............      46,488     2,160,083
                                                      ------------
                                                        27,790,161
                                                      ------------
NETHERLANDS--5.3%
Akzo Nobel NV...........................     217,150     8,901,570
ASM Lithography Holding NV*.............     231,081     3,327,382
Heijmans NV.............................     104,912     2,131,903
ING Groep NV............................     246,928     6,155,573
Koninklijke Ahold NV....................     144,073     4,053,125
Koninklijke Wessanen NV.................     105,800       971,190
Royal Volker Wessels Stevin NV..........      64,007     1,324,871
                                                      ------------
                                                        26,865,614
                                                      ------------
POLAND--4.8%
Agora SA*...............................      93,563     1,265,819
Bank Polska Kasa Opieki SA*.............     547,985    10,121,802
Budimex SA*.............................     401,300     2,503,523
Polski Koncern Naftowy SA...............     295,735     1,349,347
Powszechny Bank Kredytow................     226,031     5,319,678
Telekomunikacja Polska SA*..............     962,950     3,592,657
                                                      ------------
                                                        24,152,826
                                                      ------------
NORWAY--3.5%
Gjensidige NOR Sparebank................     148,135     4,155,061
Norsk Hydro.............................     126,504     4,821,178
Sparebanken Midt-Norge..................      73,021     1,551,525
Sparebanken Rogland.....................     102,520     2,743,056
Statoil ASA*............................     631,923     4,369,064
                                                      ------------
                                                        17,639,884
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
CZECH REPUBLIC--3.1%
Ceska Sporitelna AS*....................   1,067,655  $  8,381,730
Komercni Banka AS*......................     276,053     7,174,626
                                                      ------------
                                                        15,556,356
                                                      ------------
FINLAND--2.6%
Nokia Oyj...............................     238,300     4,883,211
Nokia Oyj ADR...........................     112,066     2,298,474
Sonera Group Oyj........................     237,505     1,305,967
Stora Enso Oyj Class R..................     127,114     1,521,470
UPM-Kymmene Oyj.........................     100,870     3,236,234
                                                      ------------
                                                        13,245,356
                                                      ------------
HUNGARY--2.3%
Egis Rt.................................      57,080     2,277,192
OTP Bank Rt.............................     179,784     9,461,647
                                                      ------------
                                                        11,738,839
                                                      ------------
SPAIN--2.1%
Aurea Concesiones de Infraestructuras...      69,448     1,371,869
Banco Popular Espanol SA................     103,110     3,461,210
Cortefiel SA............................     161,652       872,872
Sociedad General de Aguas de Barcelona
  SA....................................     188,573     2,392,858
Union Electrica Fenosa SA...............     185,284     2,752,982
                                                      ------------
                                                        10,851,791
                                                      ------------
CANADA--2.1%
Alberta Energy Company Ltd..............      73,288     2,885,263
Petro-Cananda...........................     151,098     3,887,974
Rio Alto Exploration Ltd*...............     105,866     1,663,127
Royal Bank of Canada....................      70,315     2,072,843
                                                      ------------
                                                        10,509,207
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
AUSTRIA--1.6%
Erste Bank..............................      82,391  $  3,633,241
Oemv AG.................................      58,051     4,388,412
                                                      ------------
                                                         8,021,653
                                                      ------------
SWEDEN--1.4%
Ericsson AB Class B.....................     642,826     2,787,603
Svenska Cellulosa AB Class B............     109,464     2,476,189
Svenska Handelsbanken AB Class A........     156,130     1,927,115
                                                      ------------
                                                         7,190,907
                                                      ------------
PORTUGAL--0.5%
Banco Espirito Santo--Registered........     218,645     2,695,743
                                                      ------------
IRELAND--0.3%
Bank of Ireland.........................     189,366     1,673,950
                                                      ------------
AUSTRALIA--0.3%
The News Corporation Ltd................     197,323     1,358,192
                                                      ------------
VENEZUELA--0.2%
Cia Anonima Telef De Ven ADR............      52,398     1,184,195
                                                      ------------
ESTONIA--0.1%
Estonian Telecom Ltd GDR................      70,100       676,465
                                                      ------------
BRAZIL--0.0%
Telecomunicacoes Brasileiras SA.........       5,000            56
                                                      ------------
TOTAL COMMON STOCKS (COST $502,879,589).............   467,093,124
                                                      ------------
PREFERRED STOCKS--1.3%
GERMANY--1.3%
Henkel KGAA--Vorzug.....................      61,702     3,658,787
Wella AG................................      62,708     2,880,959
                                                      ------------
TOTAL PREFERRED STOCKS (COST $6,417,900)............     6,539,746
                                                      ------------
UNITS--1.1%
SWITZERLAND--1.1%
Compagnie Financiere Richemont AG (Cost
  $5,431,535)...........................       2,746     5,459,912
                                                      ------------
INVESTMENT FUNDS--0.0%
POLAND--0.0%
NFI Trzeci SA (Cost $9,936).............       3,000         2,569
                                                      ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

                                                         MARKET
                                            SHARE        VALUE
DESCRIPTION                                 AMOUNT      (NOTE 1)
----------------------------------------  ----------  ------------
RIGHTS--0.0%
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of
  Entitlement (Cost $0)*................   7,920,000  $          0
                                                      ------------
WARRANTS--0.0%
BRAZIL--0.0%
Companhia de Bebidas das Americas
  Warrants, strike price BRL 200, expire
  4/30/2003*............................       9,993         2,963
                                                      ------------
THAILAND--0.0%
Siam Commercial Bank Public Company Ltd
  Warrants, strike price THB 38.70,
  Expire 6/22/2004*.....................       2,100            28
                                                      ------------
INDONESIA--0.0%
Pt Lippo Bank Tbk Warrants, strike price
  IDR 315.82, expire 04/15/2002*........   7,920,000             0
                                                      ------------
TOTAL WARRANTS (COST $507)..........................         2,991
                                                      ------------

                                                   FACE
                                     CURRENCY      VALUE
                                     --------  -------------
CORPORATE BONDS--0.0%
GERMANY--0.0%
Preussag AG, 2.125%, due
  6/17/2004........................  EUR             21,000          17,574
                                                              -------------
PORTUGAL--0.0%
Jeronimo Martins, 0.000%, due
  12/30/2004.......................  PTE          2,879,000          14,967
                                                              -------------
TOTAL CORPORATE BONDS (COST $37,004)........................         32,541
                                                              -------------
REPURCHASE AGREEMENTS--3.8%
UNITED STATES--3.8%
Investors Bank & Trust Company
Repurchase Agreement, dated
10/31/2001, due 11/01/2001, with a
maturity value of $19,298,920 and
an effective yield of 1.650%,
collateralized by a Fannie Mae
Obligation, with a rate of 4.210%,
a maturity of 11/16/2009, and a
market value of $20,263,803. (Cost
$19,298,036).......................  USD         19,298,036      19,298,036
                                                              -------------
TOTAL INVESTMENTS--98.4% (COST $534,074,507)................    498,428,919
OTHER ASSETS AND LIABILITIES (NET)--1.6%....................      8,359,149
                                                              -------------
TOTAL NET ASSETS--100.0%....................................  $ 506,788,068
                                                              =============
NOTES TO THE PORTFOLIO OF
INVESTMENTS:

------------------

ADR  American Depositary Receipt
GDR  Global Depositary Receipt
  *  Non-income producing security.
     Aggregate cost for federal income tax purposes was $541,766,366.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2001
FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                   CONTRACTS TO RECEIVE
                          LOCAL
                         CURRENCY
             --------------------------------
EXPIRATION                          VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE                               USD        FOR USD     APPRECIATION
----------                          --------   -----------  --------------
 11/13/01    ARS        6,446,000  6,452,452    6,350,739      $101,713
                                                               --------
            Net unrealized appreciation on forward foreign
exchange contracts to buy ................................     $101,713
                                                               ========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                   CONTRACTS TO DELIVER
                          LOCAL
                         CURRENCY
             --------------------------------
EXPIRATION                          VALUE IN   IN EXCHANGE  NET UNREALIZED
   DATE                               USD        FOR USD     DEPRECIATION
----------                          --------   -----------  --------------
 11/13/01    ARS        6,446,000  6,452,452    6,000,000     $(452,452)
                                                              ---------
            Net unrealized depreciation on forward foreign
exchange contracts to sell ...............................    $(452,452)
                                                              =========

                             GLOSSARY OF CURRENCIES


     ARS   --  Argentinian Peso              PTE   --  Portuguese Escudo
     EUR   --  Euro                          USD   --  United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2001
(PERCENTAGE OF NET ASSETS)

    At October 31, 2001, sector diversification of the Fund's non-cash equivalent investments were as follows:

                                                       MARKET
                                          % OF NET     VALUE
                                           ASSETS     (NOTE 1)
                                          --------    --------

INDUSTRY SECTOR
  Financials............................     19.3%  $ 97,939,550
  Telecommunications....................      6.9     35,126,735
  Oil and Gas...........................      6.5     33,031,078
  Insurance Companies...................      6.2     31,657,736
  Banks.................................      5.7     29,083,444
  Beverages, Food and Tobacco...........      4.3     21,632,617
  Consumer Staples......................      4.0     20,167,635
  Industrials...........................      3.9     19,935,992
  Consumer Discretionary................      3.7     18,760,346
  Materials.............................      3.4     17,319,089
  Energy................................      3.3     16,585,485
  Utilities.............................      2.5     12,770,692
  Communications Equipment..............      2.1     10,648,262
  Pharmaceuticals.......................      1.8      9,304,358
  Healthcare............................      1.7      8,353,513
  Telephone Systems.....................      1.6      8,048,102
  Industrial Machinery..................      1.5      7,710,730
  Media.................................      1.4      7,245,569
  Entertainment and Leisure.............      1.3      6,432,254
  Cosmetics and Toiletries..............      1.2      5,903,906
  Information Technology................      1.2      5,899,134
  Other.................................     11.1     55,574,656
                                          -------   ------------
TOTAL INVESTMENTS.......................     94.6    479,130,883
OTHER ASSETS AND LIABILITIES (NET)......      5.4     27,657,185
                                          -------   ------------
NET ASSETS..............................    100.0%  $506,788,068
                                          =======   ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
ASSETS:
  Investments in securities, at value
    (Cost $23,264,770 and $534,074,507,
    respectively).......................   $24,450,128       $498,428,919
  Foreign currency, at value (Cost
    $16,536 and $1,766,229,
    respectively).......................        16,603          1,780,290
  Receivables:
    Investments sold....................     1,112,082          9,706,909
    Fund shares sold....................       192,681          1,153,009
    Interest and dividends..............       429,250            350,396
    Tax reclaim.........................            --            489,951
  Unrealized appreciation on forward
    foreign exchange contracts..........         4,463            101,713
  Prepaid expenses......................           960             19,127
                                           -----------       ------------
  Total Assets..........................    26,206,167        512,030,314
                                           -----------       ------------
LIABILITIES:
  Payables:
    Investments purchased...............     1,507,697          4,042,120
    Fund shares repurchased.............         1,089             90,538
    Investment advisory fee payable
      (Note 2)..........................         3,244            307,073
  Unrealized depreciation on forward
    foreign exchange contracts..........         6,318            452,452
  Accrued expenses and other payables...        31,219            350,063
                                           -----------       ------------
  Total Liabilities.....................     1,549,567          5,242,246
                                           -----------       ------------
NET ASSETS..............................   $24,656,600       $506,788,068
                                           ===========       ============
NET ASSETS CONSIST OF:
  Par value.............................   $     2,038       $     25,337
  Paid in capital in excess of par
    value...............................    23,801,339        625,879,011
  Distributions in excess of net
    investment income...................       (95,601)        (1,030,610)
  Accumulated net realized loss on
    investments sold, forward foreign
    exchange contracts and foreign
    currency transactions...............      (234,805)       (82,030,842)
  Net unrealized appreciation
    (depreciation) on investments,
    forward foreign exchange contracts
    and foreign currency related
    transactions........................     1,183,629        (36,054,828)
                                           -----------       ------------
NET ASSETS..............................   $24,656,600       $506,788,068
                                           ===========       ============
  Class A...............................   $24,119,096       $287,173,708
                                           -----------       ------------
  Class I...............................   $   537,504       $219,614,360
                                           -----------       ------------
SHARES OUTSTANDING
  Class A...............................     1,993,817         14,398,233
                                           -----------       ------------
  Class I...............................        44,540         10,938,845
                                           -----------       ------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE
  Class A...............................   $     12.10       $      19.95
                                           -----------       ------------
  Class I...............................   $     12.07       $      20.08
                                           -----------       ------------

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001

                                           JULIUS BAER       JULIUS BAER
                                          GLOBAL INCOME  INTERNATIONAL EQUITY
                                              FUND               FUND
                                          -------------  --------------------
INVESTMENT INCOME:
  Interest..............................   $1,305,169       $   1,563,323
  Dividends+............................           --           7,364,485
                                           ----------       -------------
                                            1,305,169           8,927,808
EXPENSES:
  Investment advisory fee (Note 2)......      111,469           3,805,157
  Administration fees...................       13,669             366,387
  Professional fees.....................        5,327             134,851
  Trustees' fees and expenses (Note
    2)..................................       19,398              22,730
  Registration and filing fees..........       27,699             184,313
  Shareholder reports...................        4,497             106,622
  Custody fees..........................       28,071             510,634
  Insurance premium expense.............          699              22,620
  Miscellaneous fees....................        3,606               8,559
                                           ----------       -------------
    Total expenses common to all
      classes...........................      214,435           5,161,873
  Transfer agent fees
    Class A.............................       28,207              44,190
    Class I.............................          615              19,811
  Sub-Administration fee (Class A) (Note
    2)..................................       32,616             715,637
  Distribution and shareholder servicing
    fees (Class A) (Note 3).............       54,360             715,637
                                           ----------       -------------
    Total gross expenses................      330,233           6,657,148
    Less: Fees paid indirectly (Note
      2)................................       (1,072)           (643,738)
         Fees waived by investment
      adviser (Note 2)..................      (72,457)            (23,486)
                                           ----------       -------------
  Net expenses..........................      256,704           5,989,924
                                           ----------       -------------
NET INVESTMENT INCOME...................    1,048,465           2,937,884
                                           ----------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTES 1 AND 4):
  Realized gain (loss) on:
    Security transactions...............      262,115         (81,676,936)
    Forward foreign exchange
      contracts.........................      (27,995)         (1,003,840)
    Foreign currency transactions.......     (279,770)         (3,621,431)
                                           ----------       -------------
      Net realized loss on
        investments.....................      (45,650)        (86,302,207)
                                           ----------       -------------
  Net change in unrealized appreciation
    (depreciation) on:
    Securities..........................    1,635,482         (37,351,221)
    Forward foreign exchange
      contracts.........................      191,762            (350,739)
    Currencies and net other assets.....       44,532             904,098
                                           ----------       -------------
      Net change in unrealized
        appreciation (depreciation) of
        investments.....................    1,871,776         (36,797,862)
                                           ----------       -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS........................    1,826,126        (123,100,069)
                                           ----------       -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............   $2,874,591       $(120,162,185)
                                           ==========       =============

----------------

  + Net of foreign withholding taxes of $1,196,422 for the International Equity Fund.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................    $ 1,048,465       $   965,114
Net realized loss on investments........        (45,650)         (645,273)
Net change in unrealized appreciation
  (depreciation) of investments.........      1,871,776          (140,250)
                                            -----------       -----------
Net increase in net assets resulting
  from operations.......................      2,874,591           179,591
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................       (672,058)         (455,129)
  Class I...............................        (18,351)          (14,936)
Distributions from capital
  Class A...............................       (233,730)         (381,915)
  Class I...............................         (4,770)          (11,091)
FUND SHARE TRANSACTIONS (NOTE 5):
  Class A...............................        425,371           950,410
  Class I...............................       (162,922)          681,354
                                            -----------       -----------
  Net increase from Fund share
    transactions........................        262,449         1,631,764
                                            -----------       -----------
Net increase in net assets..............      2,208,131           948,284
NET ASSETS:
Beginning of year.......................     22,448,469        21,500,185
                                            -----------       -----------
End of year (including undistributed
  (distributions in excess of) net
  investment income of ($95,601) and
  $62,468, respectively)................    $24,656,600       $22,448,469
                                            ===========       ===========

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2001  OCTOBER 31, 2000
                                          ----------------  ----------------
DECREASE IN NET ASSETS FROM OPERATIONS
Net investment income...................    $  2,937,884      $  2,004,918
Net realized loss on investments........     (86,302,207)         (841,004)
Net change in unrealized appreciation
  (depreciation) of investments.........     (36,797,862)      (24,971,089)
                                            ------------      ------------
Net decrease in net assets resulting
  from operations.......................    (120,162,185)      (23,807,175)
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
  Class A...............................              --          (269,736)
  Class I...............................        (386,861)          (16,196)
Distributions from realized gain
  Class A...............................              --        (7,074,976)
  Class I...............................              --                --
FUND SHARE TRANSACTIONS (NOTE 5):
  Class A...............................     121,472,838       151,282,997
  Class I...............................     106,717,004       191,079,687
                                            ------------      ------------
  Net increase from Fund share
    transactions........................     228,189,842       342,362,684
                                            ------------      ------------
Net increase in net assets..............     107,640,796       311,194,601
NET ASSETS:
Beginning of year.......................     399,147,272        87,952,671
                                            ------------      ------------
End of year (including undistributed
  (distributions in excess of) net
  investment income of ($1,030,610) and
  $1,044,730, respectively).............    $506,788,068      $399,147,272
                                            ============      ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS A
                                  -----------------------------------------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                  -----------------------------------------------------------------------
                                   2001            2000            1999            1998            1997
                                  -------         -------         -------         -------         -------
Net Asset Value,
  beginning of year......         $ 11.09         $ 11.48         $ 12.22         $ 11.70         $ 12.01
                                  -------         -------         -------         -------         -------
Income (Loss) from
  investment operations:
  Net investment
    income...............            0.54            0.53            0.51            0.48            0.50
  Net realized and
    unrealized gain
    (loss) on
    investments..........            0.95           (0.44)          (0.77)           0.59           (0.13)
                                  -------         -------         -------         -------         -------
    Total income (loss)
      from investment
      operations.........            1.49            0.09           (0.26)           1.07            0.37
                                  -------         -------         -------         -------         -------
Less distributions:
  From net investment
    income...............           (0.36)          (0.26)          (0.41)          (0.55)          (0.58)
  From capital (Note
    1)...................           (0.12)          (0.22)          (0.07)             --           (0.10)
                                  -------         -------         -------         -------         -------
    Total
      distributions......           (0.48)          (0.48)          (0.48)          (0.55)          (0.68)
                                  -------         -------         -------         -------         -------
Net Asset Value, end of
  year...................         $ 12.10         $ 11.09         $ 11.48         $ 12.22         $ 11.70
                                  =======         =======         =======         =======         =======
Total Return.............           13.73%           0.82%          (2.17)%          9.43%           3.24%
                                  =======         =======         =======         =======         =======
Ratios/Supplemental Data:
Net Assets, end of year
  (in 000's).............         $24,119         $21,794         $21,500         $15,254         $11,889
Ratio of net investment
  income to average net
  assets.................            4.70%           4.80%           4.11%           3.93%           4.32%
Ratio of net expenses to
  average net assets.....            1.16%(1)(2)     1.27%(1)(2)     1.36%(1)(2)     1.77%(1)(2)     1.99%
Portfolio turnover
  rate...................              96%             79%            136%            269%            162%

------------------

(1) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets for Class A would have been 1.16%, 1.28%, 1.36%, and 1.77%, for the years ended October 31, 2001, 2000,
     1999, and 1998, respectively.
(2) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.49%, 1.60%, 1.69% and 1.83% for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS I
                                               ------------------------------------------
                                               YEAR ENDED                   PERIOD
                                               OCTOBER 31,                   ENDED
                                                  2001                OCTOBER 31, 2000(1)
                                               -----------            -------------------
Net Asset Value, beginning of year......         $11.03                     $11.54
                                                 ------                     ------
Income (Loss) from investment
  operations:
  Net investment income.................           0.59                       0.47
  Net realized and unrealized gain
    (loss) on investments...............           0.94                      (0.49)
                                                 ------                     ------
    Total income (loss) from investment
     operations.........................           1.53                      (0.02)
                                                 ------                     ------
Less distributions:
  From net investment income............          (0.39)                     (0.28)
  From capital (Note 1).................          (0.10)                     (0.21)
                                                 ------                     ------
    Total distributions.................          (0.49)                     (0.49)
                                                 ------                     ------
Net Asset Value, end of year............         $12.07                     $11.03
                                                 ======                     ======
Total Return............................          14.20%                     (0.14)%
                                                 ======                     ======
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)......         $  538                     $  654
Ratio of net investment income to
  average net assets....................           5.13%                      4.39%(2)
Ratio of net expenses to average net
  assets................................           0.74%(3)(4)                1.66%(2)(3)(4)
Portfolio turnover rate.................             96%                        79%

------------------

(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Annualized.
(3) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio of total expenses to average net assets for Class I would have been 0.74% and 1.67% for the years ended October 31, 2001, and 2000, respectively.
(4) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio would have been 1.07% and 1.99% for the years ended October 31, 2001 and 2000, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                           ----------------------------------------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                           ----------------------------------------------------------------------------------------
                              2001                2000                1999               1998               1997
                           -----------         -----------         ----------         ----------         ----------
Net Asset Value,
  beginning of year......  $     25.06         $     21.80         $    15.39         $    13.41         $    11.43
                           -----------         -----------         ----------         ----------         ----------
Income (Loss) from
  investment operations:
  Net investment income
    (loss)...............         0.07                0.05              (0.07)             (0.03)                --(1)
  Net realized and
    unrealized gain
    (loss) on
    investments..........        (5.18)               5.04               6.87               2.16               2.02
                           -----------         -----------         ----------         ----------         ----------
    Total income (loss)
      from investment
      operations.........        (5.11)               5.09               6.80               2.13               2.02
                           -----------         -----------         ----------         ----------         ----------
Less distributions:
  From net realized gains
    on investments.......           --               (1.76)             (0.39)                --                 --
  From (in excess of) net
    investment income
    (loss)...............           --               (0.07)                --              (0.15)             (0.04)
                           -----------         -----------         ----------         ----------         ----------
    Total
      distributions......           --               (1.83)             (0.39)             (0.15)             (0.04)
                           -----------         -----------         ----------         ----------         ----------
Net Asset Value, end of
  year...................  $     19.95         $     25.06         $    21.80         $    15.39         $    13.41
                           ===========         ===========         ==========         ==========         ==========
Total Return.............       (20.49)%             24.60%             44.86%             16.10%             17.68%
                           ===========         ===========         ==========         ==========         ==========
Ratios/Supplemental Data:
Net Assets, end of year
  (in 000's).............  $   287,174         $   234,482         $   87,953         $   56,718         $   44,302
Ratio of net investment
  income (loss) to
  average net assets.....         0.36%               0.32%             (0.48)%            (0.15)%             0.00%
Ratio of net expenses to
  average net assets.....         1.40%(2)(3)         1.37%(2)(3)        1.96%(2)           1.85%(2)(3)        1.79%(3)
Portfolio turnover
  rate...................           89%                 72%                73%               134%                94%

------------------

(1) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(2) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.53%, 1.42%, 1.96%, and 1.87%, for Class A shares for the years ended October 31, 2001, 2000, 1999, and 1998, respectively.
(3) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of would have been 1.40%, 1.52%, 2.07%, and 2.29% for the years ended October 31, 2001, 2000, 1998 and 1997, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS--(CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  CLASS I
                                                 ------------------------------------------
                                                 YEAR ENDED                   PERIOD
                                                 OCTOBER 31,                   ENDED
                                                    2001                OCTOBER 31, 2000(1)
                                                 -----------            -------------------
Net Asset Value, beginning of year......          $  25.16                   $  22.19
                                                  --------                   --------
Income (Loss) from investment
  operations:
  Net investment income.................              0.14                       0.22
  Net realized and unrealized gain
    (loss) on investments...............             (5.16)                      2.75
                                                  --------                   --------
    Total income (loss) from investment
     operations.........................             (5.02)                      2.97
                                                  --------                   --------
Less distributions:
  From (in excess of) net investment
    income (loss).......................             (0.06)                        --(2)
                                                  --------                   --------
    Total distributions.................             (0.06)                        --
                                                  --------                   --------
Net Asset Value, end of year............          $  20.08                   $  25.16
                                                  ========                   ========
Total Return............................            (20.10)%                    13.53%(3)
                                                  ========                   ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)......          $219,614                   $164,665
Ratio of net investment income to
  average net assets....................              0.86%                      1.10%(4)
Ratio of net expenses to average net
  assets................................              0.89%(5)(6)                0.83%(4)(5)(6)
Portfolio turnover rate.................                89%                        72%

------------------

(1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
(2)  Amount is less than 0.01 per share.
(3)  Due to a calculation error the total return has been restated from 13.99%.
(4)  Annualized.
(5) Includes indirectly paid expenses. Excluding indirectly paid expenses the ratio would have been 1.02% and .88% for the years ended October 31, 2001 and 2000, respectively.
(6) Net of the voluntary expense waiver by the Adviser. Excluding this waiver, the ratio of would have been .89% and .98% for the years ended October 31, 2001 and 2000, respectively.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

    Julius Baer Investment Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers two investment funds: Julius Baer Global Income Fund (the "Income Fund") and Julius Baer International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

    Effective November 17, 1999, a new class of shares, Class I, was offered for both Funds in addition to the existing Class A shares. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated to each class based on its relative net assets.

    The Income Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes.

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

   PORTFOLIO VALUATION: Generally, each Fund's investments are valued at market value. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. In the absence of a readily available market value, fair value is determined by or under the direction of the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

   REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

   FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

   FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

   OPTION CONTRACTS: Purchases of put and call options are recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Fund will realize a loss equal to the premium paid. When a Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    When a Fund writes a call option or a put option, an amount equal to the premium received by a Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a Fund realizes a gain equal to the amount of the premium received. When a Fund enters into a closing purchase transaction the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchased upon exercise.

    Unlike options on specific securities, all settlements of options on stock indices are in cash and gains or losses depend on general movements in the stocks included in the index rather than price movements on a particular stock. There is no physical delivery of securities.

    The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED) risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

   AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT: Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Income Fund declares and pays monthly dividends. The Equity Fund declares and pays dividends from its net investment income, if any, annually. Both Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under
Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

   FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

    Julius Baer Investment Management Inc. ("JBIMI" or "Adviser") serves as the investment adviser. Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd. The Income Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has agreed to waive 0.325% of its advisory fee on the first $25 million of the Income Fund's average daily net assets until February 28, 2002, when the waiver will expire unless renewed by the Adviser and the Income Fund. The Equity Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The adviser had agreed to waive 0.15% of its advisory fee for the Equity Fund until November 15, 2000, at which time the waiver expired.

    Effective November 17, 1999, Bank Julius Baer serves as Co-Administrator of the Class A shares and is paid a fee for providing administrative and shareholder services at an annual rate of 0.15% and 0.25% of average daily net assets of the Income and Equity Fund, respectively.

    No director, officer or employee of JBIMI or any affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Funds.

    The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian.

    For the year ended October 31, 2001 the Equity Fund incurred total brokerage commissions of $2,476,234 of which $203,228 was paid to affiliates of the adviser.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

    The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 of the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser and the co-administrator may pay additional marketing costs out of their profits.

    Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 2001 were as follows:

                                            COST OF       PROCEEDS
                                           PURCHASES     FROM SALES
                                           ---------     ----------
Income Fund.............................  $ 15,469,677  $ 12,017,180
Equity Fund.............................   642,932,542   386,580,719

    Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2001 were $7,525,924 and $8,435,952, respectively for the Income Fund.

    At October 31, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was:

                                           UNREALIZED    UNREALIZED
                                          APPRECIATION  DEPRECIATION
                                          ------------  ------------
Income Fund.............................  $ 1,230,538   $  (142,581)
Equity Fund.............................    9,415,155   (52,752,602)

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

5. SHARES OF BENEFICIAL INTEREST

    The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Income Fund and the Equity Fund were as follows:

                                YEAR ENDED OCTOBER 31, 2001  YEAR ENDED OCTOBER 31, 2000
                                ---------------------------  ---------------------------
                                  SHARES         AMOUNT        SHARES         AMOUNT
                                  ------         ------        ------         ------
INCOME FUND:
CLASS A
  Sold........................     634,481   $   7,389,834      683,621   $   7,666,189
  Issued as reinvestment of
    dividends.................      73,673         850,464       69,501         778,985
  Redeemed....................    (679,726)     (7,814,927)    (661,009)     (7,494,764)
                                ----------   -------------   ----------   -------------
    Net increase..............      28,428   $     425,371       92,113   $     950,410
                                ==========   =============   ==========   =============
CLASS I
  Sold........................      10,722   $     123,828       86,704   $     989,586
  Issued as reinvestment of
    dividends.................       2,012          23,121        2,327          26,027
  Redeemed....................     (27,497)       (309,871)     (29,728)       (334,259)
                                ----------   -------------   ----------   -------------
    Net increase (decrease)...     (14,763)  $    (162,922)      59,303   $     681,354
                                ==========   =============   ==========   =============
EQUITY FUND:
CLASS A
  Sold........................  10,236,101   $ 235,352,049    9,347,393   $ 265,872,078
  Issued as reinvestment of
    dividends.................          --              --      289,360       6,398,647
  Redeemed....................  (5,194,760)   (113,879,211)  (4,315,267)   (120,987,728)
                                ----------   -------------   ----------   -------------
    Net increase..............   5,041,341   $ 121,472,838    5,321,486   $ 151,282,997
                                ==========   =============   ==========   =============
CLASS I
  Sold........................   7,471,420   $ 175,132,803    7,582,417   $ 219,719,408
  Issued as reinvestment of
    dividends.................      14,464         363,911          536          15,408
  Redeemed....................  (3,092,243)    (68,779,710)  (1,037,749)    (28,655,129)
                                ----------   -------------   ----------   -------------
    Net increase..............   4,393,641   $ 106,717,004    6,545,204   $ 191,079,687
                                ==========   =============   ==========   =============

6. FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7. FEDERAL TAX INFORMATION

    At October 31, 2001, the Income Fund had $234,805 available as capital loss carryforwards, of which $35,071 expires in 2002, and $199,734 expires in 2008.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

    At October 31, 2001, the Equity Fund had $75,893,440 available as capital loss carryforwards, of which $338,641 expires in 2008, and $75,554,799 expires in 2009.
--------------------------------------------------------------------------------

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)

    The International Equity Fund paid foreign taxes of $1,196,422 and earned $8,561,430 of foreign source income during the year ended October 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04722 per share as foreign taxes paid and $0.3379 per share as income earned from foreign sources for the year ended October 31, 2001.

Julius Baer Investment Funds
Julius Baer Global Income Fund
and Julius Baer International Equity Fund
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Trustees
Julius Baer Investment Funds:

    We have audited the accompanying statements of assets and liabilities of Julius Baer Global Income Fund and Julius Baer International Equity Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments and schedules of forward foreign exchange contracts, as of October 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Global Income Fund and Julius Baer International Equity Fund as of October 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 14, 2001